Exhibit 10.19

                               EXCHANGE AGREEMENT
                               ------------------

         This Exchange Agreement ("Agreement") is dated as of January 31, 2007, by and between FreeHand Systems International, Inc., a Delaware corporation (the "Company"), and the holder of certain warrants issued by the Company whose signature appears on the signature page attached hereto (the "Holder").

                                    Recitals:
                                    ---------

         WHEREAS, the Holder currently holds the following warrants of the Company issued to the Holder pursuant to the Common Stock and Warrant Purchase Agreement dated as of September 26, 2006 by and between the Holder and the
Company: (a) a Series J Warrant (the "Series J Warrant") to purchase 4,000,000 shares of common stock of the Company, par value $.001 per share (the "Common Stock"), issued on September 26, 2006 and expiring on September 26, 2007, at an exercise price per share of $0.75; (b) a Series D Warrant (the "Series D Warrant") to purchase 2,000,000 shares of Common Stock issued on September 26, 2006 and expiring on September 26, 2011, at an exercise price per share of $0.90; (c) a Series E Warrant (the "Series E Warrant") to purchase 2,000,000 shares of Common Stock issued on September 26, 2006 and expiring on September 26, 2011, at an exercise price per share of $1.25; and (d) a Series F Warrant (the "Series F Warrant" and collectively with the Series J Warrant, the Series D Warrant and the Series E Warrant, the "2006 Warrants") to purchase 2,000,000 shares of Common Stock issued on September 26, 2006 and expiring on September 26, 2011, at an exercise price per share of $1.60.

         WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and terminate the Series J Warrant in exchange for the following warrants: (a) a new Series J Warrant (the "2007 Series J Warrant") to purchase 120 shares of Series C convertible preferred stock of the Company, par value $.001 per share and stated value $25,000 per share (the "Series C Preferred Stock"), at an exercise price of $25,000 per share of Series C Preferred Stock, in substantially the form attached hereto as Exhibit A; (b) a Series G Warrant (the "2007 Series G Warrant") to purchase 4,000,000 shares of Common Stock expiring on January __, 2012, at an exercise price per share of $1.00, in substantially the form attached hereto as Exhibit B; and (c) a Series H Warrant (the "2007 Series H Warrant" and collectively with the 2007 Series J Warrant and the 2007 Series G Warrant, the "2007 Warrants"), to purchase 4,000,0000 shares of Common Stock expiring on January __, 2012, at an exercise price per share of $1.50, in substantially the form attached hereto as Exhibit C.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT:

         1.       Securities Exchange.
                  -------------------

                  (a) Upon the following terms and subject to the conditions contained herein, the Holder agrees to have the Series J Warrant cancelled in exchange for the 2007 Warrants. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Holder agrees to the cancellation of the Series J Warrant and the Company agrees to issue and deliver the 2007 Warrants. With respect to each of the Series D Warrant, the Series E Warrant and the Series F Warrant (the "Existing Warrants"), notwithstanding anything to the contrary contained in
Section 2(a) of each of the Existing Warrants, the Company and the Holder hereby agree that each such Existing Warrant shall be exercisable commencing on the day the 2007 Series J Warrant has been exercised by the Holder, and otherwise on terms and conditions set forth in the respective Existing Warrant.

                  (b) The closing under this Agreement (the "Closing") shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "Closing Date"). At the Closing, the Company shall issue to the Holder the 2007 Warrants and the Holder shall deliver to the Company for cancellation the 2006 Warrants.

                  (c) The designation, rights, preferences and other terms and provisions of the Series C Preferred Stock are set forth in the Certificate of Designation of the Relative Rights and Preferences of the Series C Convertible Preferred Stock attached hereto as Exhibit D (the "Certificate of Designation").

                  (d) The 2007 Warrants, the shares of Series C Preferred Stock issuable upon exercise of the 2007 Series J Warrant and the shares of Common Stock issuable upon exercise of the 2007 Warrants and conversion of the Series C Preferred Stock are sometimes collectively referred to herein as the "Securities".

         2. Representations, Warranties and Covenants of the Holder. The Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

                  (a) The Holder is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                  (b) This Agreement has been duly authorized, validly executed and delivered by the Holder and is a valid and binding agreement and obligation of the Holder enforceable against the Holder in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Holder has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                  (c) The Holder understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws.

                  (d) The Holder is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

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

                  (e) The Holder is and will be acquiring the Securities for the Holder's own account, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws.

                  (f) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) and/or 4(2) thereof. The Holder understands that the Securities purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

                  (g) The Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

         3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

                  (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement in any material respect; provided, however, that the foregoing shall not include operating losses of the Company in the amounts contemplated by the Commission Documents.

                  (b) The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

                  (c) This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

                  (d) The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or
(iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or
(iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

                  (e) The delivery and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of the Holder's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

                  (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated by this Agreement (other than any filings which may be required to be made by the Company with the Secretary of State of Delaware or the Commission or pursuant to any state or "blue sky" securities laws subsequent to the Closing).

                  (g) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                  (h) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the 2007 Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the 2007 Warrants, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates,

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

nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

                  (i) The Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement. [Can the Company make this rep? My understanding is that a placement agent may be involved and receiving a fee upon the closing of this transaction. Please confirm with Company]

         4. Conditions Precedent to the Obligation of the Company to Issue the 2007 Warrants. The obligation hereunder of the Company to issue and deliver the 2007 Warrants to the Holder is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) The Holder shall have executed and delivered the Agreement.

                  (b) The Series J Warrant shall have been delivered to the Company for cancellation.

                  (c) The representations and warranties of the Holder shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

         5. Conditions Precedent to the Obligation of the Holder to Accept the 2007 Warrants. The obligation hereunder of the Holder to accept the 2007 Warrants is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Holder's sole benefit and may be waived by the Holder at any time in its sole discretion.

                  (a) The Company shall have executed and delivered the Agreement.

                  (b) Each of the representations and warranties of the Company shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

                  (c) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

                  (d) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

                  (e) The 2007 Warrants shall have been duly executed and delivered to the Holder.

                  (f) The Certificate of Designation shall have been filed with the Delaware Secretary of State.

                  (g) The Company shall have delivered on the Closing Date to the Holder (i) a certified copy of the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement and
(ii) a certified copy of the Certificate of Designation evidencing its acceptance with the Delaware Secretary of State.

                  (h) At the Closing, the Holder shall have received an opinion of counsel to the Company, dated the date of the Closing, in the form of Exhibit E hereto.

                  (i) No Material Adverse Effect shall have occurred at or before the Closing Date.

         6. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay all reasonable attorneys' fees and expenses (exclusive of disbursements and out-of-pocket expenses) incurred by the Holder in connection with the preparation, negotiation, execution and delivery of this Agreement, the Certificate of Designation and the 2007 Warrants.

         7. Registration Rights. The Holder shall be entitled to all of the benefits and subject to all of the obligations pursuant to that certain Registration Rights Agreement dated as of September 26, 2006 by and between the Holder and the Company (the "Registration Rights Agreement"). The parties hereto acknowledge and agree that "Registrable Securities" as defined in the Registration Rights Agreement shall be deemed to include (a) the shares of Common Stock issuable upon exercise of the 2007 Warrants and (b) the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock issuable upon exercise of the 2007 Series J Warrant. The Holder agrees that any and all liquidated damages that have accrued and may accrue in the future pursuant to the Registration Rights Agreement are hereby waived.

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

         8. Post-Closing Covenant of the Holder. The Holder hereby covenants and agrees that, on the Business Day (as defined below) immediately following the Closing Date, the Holder shall exercise in full the 2007 Series J Warrant by delivering the Exercise Form attached thereto at the principal office of the Company, and by the payment to the Company of the full amount of consideration therefor, all in accordance with the terms and conditions set forth in the 2007 Series J Warrant. For purposes hereof, the term "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

         9. Indemnification. Each party hereto hereby agrees to indemnify and hold harmless the other party hereto and such party's officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "Claims") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the indemnifying party in this Agreement.

         10. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

         11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section
11), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                  (a)      if to the Company:

                           FreeHand Systems International, Inc.
                           95 First Street, Suite 200
                           Los Altos, California 94022
                           Attention: Kim Lorz, President and CEO
                           Tel. No.: (650) 941-0742 Fax No.: (650) 941-0207

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

                           with a copy to:

                           Baker & McKenzie LLP
                           1114 Avenue of the Americas
                           New York, New York  10036
                           Attention: Martin Eric Weisberg, Esq.
                           Tel. No: (212) 891-3786
                           Fax No.: (212) 310-1786

                  (b)      if to the Holder:

                           Vision Opportunity Master Fund, Ltd.
                           20 W 55th St., 5th floor
                           New York, NY 10019
                           Tel. No.: (212) 849-8226
                           Fax No.: (212) 867-1416
                           Attention:  Antti Uusiheimala

                           with a copy to:
                           Kramer Levin Naftalis & Frankel LLP
                           1177 Avenue of the Americas
                           New York, New York 10036
                           Attention: Christopher S. Auguste
                           Tel No.: (212) 715-9100
                           Fax No.: (212) 715-8000

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

         12. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

         13. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                                       FREEHAND SYSTEMS INTERNATIONAL, INC.

                                       By: /s/ Kim Lorz
                                           -------------------------------------
                                           Name:  Kim Lorz
                                           Title: President and CEO


                                       VISION OPPORTUNITY MASTER FUND, LTD.

                                       By: /s/ Adam Benowitz
                                           -------------------------------------
                                           Name:  Adam Benowitz
                                           Title: Portfolio Mgr

                                    EXHIBIT A
                                    ---------

                          FORM OF 2007 SERIES J WARRANT













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

                                    EXHIBIT B
                                    ---------

                          FORM OF 2007 SERIES G WARRANT

                                    EXHIBIT C
                                    ---------

                          FORM OF 2007 SERIES H WARRANT

                                    EXHIBIT D
                                    ---------

                       FORM OF CERTIFICATE OF DESIGNATION

                                    EXHIBIT E
                                    ---------

                                 FORM OF OPINION

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Exchange Agreement and to issue the Series C Preferred Stock and the 2007 Warrants and the Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the 2007 Warrants. The execution, delivery and performance of each of the transaction documents contemplated by the Exchange Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required.

         3. The Series C Preferred Stock and the 2007 Warrants have been duly authorized and, when delivered against payment in full as provided in the Exchange Agreement, the Series J Warrant and the 2007 Warrants, as applicable, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants, have been duly authorized and reserved for issuance, and, when delivered upon conversion or against payment in full as provided in the Certificate of Designation and the Warrants, as applicable, will be validly issued, fully paid and nonassessable.

         4. The offer, issuance and sale of the Series C Preferred Stock and the 2007 Warrants and the offer, issuance and sale of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the Warrants pursuant to the Exchange Agreement, the Certificate of Designation and the 2007 Warrants, as applicable, are exempt from the registration requirements of the Securities Act.











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